UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 8, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Indenture dated as of September 1, 2004, providing for the issuance of SASCO Mortgage Loan Trust 2004-GEL3, Mortgage Backed Notes, Series 2004-GEL3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its SASCO Mortgage Loan Trust 2004-GEL3, Mortgage Backed Notes, Series 2004-GEL3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $135,007,000 aggregate principal amount of Class A, Class M1, Class M2, and Class B Notes of its SASCO Mortgage Loan Trust 2004-GEL3, Mortgage Backed Notes, Series 2004-GEL3 on October 8, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 28, 2004, as supplemented by the Prospectus Supplement dated October 6, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement, the Transfer and Servicing Agreement and the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Notes and the Ownership Certificate, forms of which were filed as an exhibit to the Registration Statement.

The Ownership Certificate was issued pursuant to a Trust Agreement (the “Trust Agreement”) dated as of September 1, 2004, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and U.S. Bank National Association, as administrator.  The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of September 1, 2004, between SASCO Mortgage Loan Trust 2004-GEL3, as issuer (the “Issuer”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).  The Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of a pool of certain conventional, fixed and adjustable rate, first and second lien, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $135,347,800.32 as of September 1, 2004, together with certain other assets.

The Mortgage Loans were sold by Lehman Brothers Holdings, Inc. (the “Seller”) to the Registrant pursuant to the terms of a Mortgage Loan Sale and Assignment Agreement dated as of September 1, 2004 (the “Mortgage Loan Sale Agreement”) among the Seller and the Depositor and were simultaneously sold by the Depositor to the Trust pursuant to the Transfer and Servicing Agreement (defined below).  A copy of the Mortgage Loan Sale Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Aurora Loan Services Inc. (the “Master Servicer”), pursuant to the terms of a Transfer and Servicing Agreement dated as of September 1, 2004 (the “Transfer and Servicing Agreement”) among the Issuer, the Depositor, the Master Servicer, The Murrayhill Company, as Credit Risk Manager, and U.S. Bank National Association, as Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of September 1, 2004, among Structured Asset Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee and U.S. Bank National Association, as Administrator.

4.2

Indenture dated as of September 1, 2004, between SASCO Mortgage Loan Trust 2004-GEL3, as Issuer and U.S. Bank National Association, as Indenture Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of September 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.2

Transfer and Servicing Agreement dated as of September 1, 2004, among SASCO Mortgage Loan Trust 2004-GEL3, as Issuer, Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and U.S. Bank National Association, as Indenture Trustee.

99.3

Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Aurora Loan Services Inc., as Servicer.

99.4

Reconstituted Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Cendant Mortgage Corporation, as Servicer.

99.5

Securitization Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Chase Manhattan Mortgage Corporation, as Servicer.

99.6

Securitization Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Ocwen Federal Bank FSB, as Servicer.

99.7

Securitization Subservicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank, N.A., as Servicer.

99.8

Reconstituted Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank, N.A., as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:       /s/ Mary Stone

Name:  Mary Stone

Title:  Vice President

Dated: October 8, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.1

Trust Agreement dated as of September 1, 2004, among Structured Asset Securities Corporation, as Depositor, Wilmington Trust Company, as Owner Trustee and U.S. Bank National Association, as Administrator.

4.2

Indenture dated as of September 1, 2004, between SASCO Mortgage Loan Trust 2004-GEL3, as Issuer and U.S. Bank National Association, as Indenture Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of September 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.2

Transfer and Servicing Agreement dated as of September 1, 2004, among SASCO Mortgage Loan Trust 2004-GEL3, as Issuer, Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and U.S. Bank National Association, as Indenture Trustee.

99.3

Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Aurora Loan Services Inc., as Servicer.

99.4

Reconstituted Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Cendant Mortgage Corporation, as Servicer.

99.5

Securitization Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Chase Manhattan Mortgage Corporation, as Servicer.

99.6

Securitization Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Ocwen Federal Bank FSB, as Servicer.

99.7

Securitization Subservicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank, N.A., as Servicer.

99.8

Reconstituted Servicing Agreement dated as of September 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank, N.A., as Servicer.